Exploration and Evaluation Assets	12 Months Ended
Jun. 30, 2022
Disclosure Of Exploration And Evaluation Assets [Abstract]
Exploration and evaluation assets

Note 17 Exploration and evaluation assets

	June 30,
	2022	2021
Exploration and evaluation assets – at cost	$3,218,228	$3,108,073
The capitalized exploration and evaluation assets carried forward above have been determined as follows:
Balance at the beginning of the year	$3,108,073	$2,988,921
Expenditure incurred during the year	110,155	119,152
Balance at the end of the year	$3,218,228	$3,108,073

The future development of the Mt Dromedary mine will not occur within the next twelve months given the tonnages of natural graphite required by the NOVONIX Anode Materials business are unlikely to be sufficient to warrant the development of the mine in that timeframe. As well, a significant portion of graphite used by NOVONIX Anode Materials will be synthetic graphite, and the natural graphite required at this time can be more cost effectively sourced from other natural graphite producers.

The Mt Dromedary asset however remains a strategic asset for the Group. All tenement rights remain current, with renewal/extension applications lodged for those expiring later in 2022, exploration activity is continuing to the extent required under the tenement rights, and a resource, principally high grade graphite, has been identified. It therefore remains appropriate for the asset to be recognized as an exploration and evaluation asset under IFRS 6 Exploration for and Evaluation of Mineral Resources. The recoverability of the carrying amount of the exploration and evaluation asset is dependent upon the successful development and commercial exploitation or, alternatively, sale of the respective areas of interest. The Directors have assessed that for the exploration and evaluation assets recognized at 30 June 2022, the facts and circumstances do not suggest that the carrying amount may exceed its recoverable amount.